SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 4, 2008 (December 29, 2007)

PHOENIX FOOTWEAR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010
(Commission File Number)	(IRS Employer Identification No.)

5840 El Camino Real, Suite 106, Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory note: This amendment No. 1 to Form 8-K is being filed solely to file the pro forma consolidated condensed balance sheet and statements of operations of Phoenix Footwear Group, Inc., reflecting the disposition of assets described in this report.

Section 2 Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 29, 2007, Phoenix Footwear Group, Inc. (“Phoenix Footwear”) sold all of the outstanding capital stock of its wholly-owned subsidiary, Altama, to Tactical Holdings, Inc. (“Tactical”).

At closing, the purchase price of $13.5 million was paid through the delivery of a Promissory Note and Pledge Security Agreement. Payment in full on the note was made on February 29, 2008. The final closing date working capital remains subject to post-closing review by Tactical and Phoenix Footwear. As a result, the closing date working capital adjustment may be further adjusted up or down. In addition to the aggregate cash consideration, Phoenix Footwear and Tactical entered into a Transaction Services Agreement to provide ongoing administrative and other services for the operation of the Altama business post-closing.

The Registrant hereby amends its Report on Form 8-K, filed with the Securities and Exchange Commission on January 4, 2008 to update its report of this transaction and file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Section 9 Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information

The pro forma financial information with respect to the transaction described under Item 2.01 is filed herewith as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statements of Operations

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 29, 2007

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 29, 2007

Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 29, 2007 and fiscal year ended December 30, 2006

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 29, 2007 and fiscal year ended December 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.

Date: March 14, 2008	/s/ Scott Sporrer
Name: Scott Sporrer Title: Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statements of Operations

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 29, 2007

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 29, 2007

Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 29, 2007 and fiscal year ended December 30, 2006

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 29, 2007 and fiscal year ended December 30, 2006